Exhibit 99.5


           CERTIFICATION PURSUANT TO
            18 U.S.C. SECTION 1350,
             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE
           SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Othnet, Inc. (the "Company") on Form 10-KSB for the year ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of
          1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 13, 2003         /s/ Jeffrey Wattenberg
                             Jeffrey Wattenberg,
                             President  and Chief Executive Officer


Date: August 13, 2003         /s/ Jeffrey Wattenberg
                              Jeffrey Wattenberg,
                              Principal Financial Officer